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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 9, 2018 (February 8, 2018)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 1.01.	Entry into a Material Definitive Agreement.
On February 8, 2018, Realogy Group LLC, a Delaware limited liability company (“Realogy Group”), an indirect wholly-owned subsidiary of Realogy Holdings Corp. (“Realogy Holdings” and, together with its wholly-owned subsidiaries, including Realogy Group, collectively, the “Company,” “we,” “us” or “our”), refinanced the following indebtedness:

(1)	its existing $1.083 billion Term Loan B due July 2022 with a new Term Loan B in the amount of $1.080 billion and with a maturity date in February 2025;

(2)
its existing $1.050 billion revolving credit facility that matures in October 2020 under its senior secured credit facility with a new $1.400 billion revolving credit facility that matures in February 2023; and

(3)
its existing aggregate $733 million Term Loan A and Term Loan A-1 tranches due October 2020 and July 2021, respectively, under its Term Loan A senior secured credit facility into a new single tranche of $750 million Term Loan A due February 2023, inclusive of incremental borrowings of approximately $17 million.

References to “Intermediate Holdings” contained herein refer to Realogy Intermediate Holdings LLC, the direct wholly-owned subsidiary of Realogy Holdings and the holder of all of the outstanding membership interests of Realogy Group.
1.     Fifth and Sixth Amendments to Amended and Restated Credit Agreement.
On February 8, 2018, Realogy Group entered into fifth and sixth amendments (the “Fifth Amendment” and “Sixth Amendment”) to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among Intermediate Holdings, Realogy Group, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.
The Fifth Amendment replaced the existing $1.083 billion term loan due July 2022 issued under the Credit Agreement through a refinancing of the existing term loan with a new $1.080 billion Term Loan B due February 8, 2025 (the “New Term Loan B”). The interest rate and amortization with respect to the New Term Loan B remains unchanged from the existing Term Loan B.
The Sixth Amendment provides for a new five-year $1.400 billion revolving credit facility that refinances and replaces the prior $1.050 billion revolving credit facility under the Credit Agreement (the “New Revolving Credit Facility”). The New Revolving Credit Facility has a maturity date of February 8, 2023.
Consistent with the existing revolving credit facility, the interest rates with respect to the New Revolving Credit Facility are based on, at our option, adjusted LIBOR plus 2.25% or ABR plus 1.25%, in each case subject to adjustment based on the Company’s senior secured leverage ratio. The Sixth Amendment expands the pricing grid to include a new pricing adjustment where the senior secured leverage ratio is less than 2.00 to 1.00 as follows:

Senior Secured Leverage Ratio	Applicable LIBOR Margin	Applicable ABR Margin
Greater than 3.50 to 1.00	2.50%	1.50%
Less than or equal to 3.50 to 1.00 but greater than or equal to 2.50 to 1.00	2.25%	1.25%
Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	2.00%	1.00%
Less than 2.00 to 1.00	1.75%	0.75%
All other material provisions under the Credit Agreement remain substantially unchanged.
The descriptions of the provisions of the Fifth Amendment and Sixth Amendment are qualified in their entirety by reference to the full and complete terms of the Fifth Amendment and Sixth Amendment, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

2.     Second Amendment to Term Loan A Agreement.
On February 8, 2018, Realogy Group entered into a second amendment (the “Second Amendment”) to the Term Loan Agreement, dated as of October 23, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Term Loan A Agreement”), among Intermediate Holdings, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.
The Second Amendment provides for the refinancing of the existing aggregate $733 million Term Loan A and Term Loan A-1 tranches due October 2020 and July 2021, respectively, under the Term Loan A Agreement into a new single tranche of $750 million Term Loan A due February 2023, inclusive of incremental borrowings of approximately $17 million (the “New Term Loan A”).
Consistent with the pricing on the existing Term Loan A-1 (and the New Revolving Credit Facility), the interest rates with respect to the New Term Loan A under the Term Loan A Agreement are based on, at our option, adjusted LIBOR plus 2.25% or ABR plus 1.25%, in each case subject to adjustment based on the Company’s senior secured leverage ratio, as follows:

Senior Secured Leverage Ratio	Applicable LIBOR Margin	Applicable ABR Margin
Greater than 3.50 to 1.00	2.50%	1.50%
Less than or equal to 3.50 to 1.00 but greater than or equal to 2.50 to 1.00	2.25%	1.25%
Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	2.00%	1.00%
Less than 2.00 to 1.00	1.75%	0.75%
The New Term Loan A provides for quarterly amortization payments on the last day of each quarter, totaling per annum 2.5%, 2.5%, 5.0%, 7.5% and 10.0% of the original principal amount of the New Term Loan A, commencing June 30, 2018, with the balance of the New Term Loan A due in full on February 8, 2023.
All other material provisions under the Term Loan A Agreement remain substantially unchanged.
The descriptions of the provisions of the Second Amendment are qualified in their entirety by reference to the full and complete terms of the Second Amendment which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
***
JPMorgan Chase Bank, N.A., Barclays Bank PLC, Suntrust Robinson Humphrey, Inc., Goldman Sachs Bank USA, Capital One, N.A., Credit Agricole Corporate and Investment Bank, Citizens Bank, N.A., Bank of America, N.A., BMO Capital Markets Corp., TD Securities, The Bank of Nova Scotia, Santander Bank, N.A., Wells Fargo Bank, National Association and Credit Suisse Securities (USA) LLC acted as joint lead arrangers and joint bookrunners for the New Term Loan B, the New Revolving Credit Facility and the New Term Loan A.
Affiliates of JPMorgan Chase Bank, N.A., as well as certain of the lenders party to the agreements referenced in this Item 1.01, have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. They have received (or will receive) customary fees and commissions for these transactions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Fifth Amendment, dated as of February 8, 2018, to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time), among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2
Sixth Amendment, dated as of February 8, 2018, to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time), among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.3
Second Amendment, dated as of February 8, 2018, to the Term Loan Agreement, dated as of October 23, 2015 (as amended, supplemented or otherwise modified from time to time), among Realogy Intermediate Holdings LLC, Realogy Group LLC, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 9, 2018

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fifth Amendment, dated as of February 8, 2018, to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time), among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2
Sixth Amendment, dated as of February 8, 2018, to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time), among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.3
Second Amendment, dated as of February 8, 2018, to the Term Loan Agreement, dated as of October 23, 2015 (as amended, supplemented or otherwise modified from time to time), among Realogy Intermediate Holdings LLC, Realogy Group LLC, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.